SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 19, 2004



                              BARNES & NOBLE, INC.

             (Exact name of Registrant as Specified in its Charter)

                                    Delaware

                 (State or other Jurisdiction of Incorporation)



                1-12302                                      06-1196501
---------------------------------------              ---------------------------
       (Commission File Number)                (IRS Employer Identification No.)

              122 Fifth Avenue, New York, NY                          10011
     ------------------------------------------------             ------------
         (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's Telephone Number, Including Area Code (212) 633-3300
                                                           --------------

         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report )

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         99.1  Press Release of Barnes & Noble, Inc., dated February 19, 2004

Item 12.  Results of Operations and Financial Condition

         On February 19, 2004, Barnes & Noble, Inc. (the "Company") issued a press release announcing its sales results for the fiscal quarter and fiscal year ended January 31, 2004. A copy of this press release is attached hereto as
Exhibit 99.1.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            BARNES & NOBLE, INC.
                            (Registrant)




                            By:/s/ Joseph J. Lombardi
                               -----------------------------------------
                            Name: Joseph J. Lombardi
                         Title: Chief Financial Officer


Date:   February 19, 2004

                              Barnes & Noble, Inc.

                                  EXHIBIT INDEX


Exhibit
Number      Description
_______     ___________

 99.1       Press Release of Barnes & Noble, Inc., dated February 19, 2004